Exhibit 23.1   Consent of Crowe Chizek and Company LLC




       CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the incorporation by reference in Registration Statement No. 333-36693 on Form S-8 of Capital City Bank Group, Inc. of our report dated June 23, 2006 appearing in this Annual Report on Form 11-K of Capital City Bank Group, Inc. 401(k) Plan for the year ended December 31, 2005.


                                       /s/ Crowe Chizek and Company LLC
                                       Crowe Chizek and Company LLC


Fort Lauderdale, Florida
June 27, 2006